UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2020

NUTRALIFE BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Florida	000-55144	46-1482900
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 Lyons Road, Suite L-6, Coconut Creek, FL 33073

(Address of Principal Executive Office) (Zip Code)

(888) 509-8901

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Resignation of Independent Registered Public Accounting Firm

On September 11, 2020, Daszkal Bolton LLP (“Daszkal”) resigned its position as the independent registered public accounting firm of NutraLife BioSciences, Inc. (the “Company”).

Daszkal did not issue a report on the Company’s financial statements for the fiscal year ended December 31, 2019. Except as set forth herein, Daszkal’s report on the Company’s financial statements for the fiscal year ended December 31, 2018 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that such report expressed substantial doubt regarding our ability to continue as a going concern.

Furthermore, during the Company’s two most recent fiscal years and through September 11, 2020, there have been no disagreements with Daszkal on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Daszkal’s satisfaction, would have caused Daszkal to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such periods.

For the fiscal years ended December 31, 2019 and 2018 and through September 11, 2020, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Daszkal with a copy of the disclosure contained herein, prior to its filing with the Securities and Exchange Commission (the “Commission”), and requested that Daszkal furnish the Company a letter addressed to the Commission stating whether or not it agreed with the statements herein and, if not, stating the respects in which it does not agree. Daszkal’s letter to the Commission is attached hereto as Exhibit 16.1.

(b) Engagement of New Independent Registered Accounting Firm

On September 16, 2020, the Company’s Board of Directors appointed Rotenberg Meril Solomon Bertiger & Guttilla, P.C. (“Rotenberg”) as the Company’s new independent registered accounting firm. During the Company’s two most recent fiscal years and through September 16, 2020, neither the Company nor anyone acting on the Company’s behalf consulted Rotenberg with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter of Daszkal Bolton LLP to the Commission dated November 3, 2020.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTRALIFE BIOSCIENCES, INC.

Date: November 3, 2020	By:	/s/ Edgar Ward
Edgar Ward Chief Executive Officer

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